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                                                                 EXHIBIT 10.36

        STOCK PURCHASE AGREEMENT dated January 15, 1993 between HYPERION PARTNERS L.P., a Delaware limited partnership ("Purchaser") and HYPERION HOLDINGS INC., a Delaware corporation ("Seller").

                              W I T N E S S E T H:

        WHEREAS, Seller is the owner of all (or, if a number of shares is specified on Schedule 1 hereto, the number so specified) of the issued and outstanding shares of capital stock (collectively, the "Shares") of each of the corporations listed on Schedule 1 hereto (collectively, the "Subject Companies"); and

        WHEREAS, Seller wishes to sell, and Purchaser wishes to purchase, the Shares, for the purchase price and upon the terms and subject to the conditions described herein;

        NOW, THEREFORE, in reliance on the representations, warranties and agreements, and subject to the terms and conditions, hereinafter set forth, the parties hereby agree as follows:

        1. Sale of Shares. Seller hereby sells, assigns, transfers and delivers to Purchaser, and Purchaser hereby purchases from Seller, the Shares. Concurrently herewith, Seller is delivering to Purchaser certificates representing the Shares, accompanied by stock powers duly endorsed to Purchaser. The Shares are being delivered to Purchaser free and clear of all
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liens, security interests, claims and encumbrances, except as disclosed on
Schedule 1 hereto.

        2. Assignment. Seller hereby sells, assigns and transfers to Purchaser all of Seller's rights under the various agreements relating to the Subject Companies (collectively, the "Subject Agreements"), including, without limitation, all of Seller's rights under (A) the Contribution Agreement dated as of June 6, 1990 among Seller, CRI, Inc., Centeq Companies, Inc., Richard J. Campo ("RC"), D. Keith Oden ("KO") and Centeq Holdings Inc. ("CHI"), and (B) the Stockholder Agreement dated as of June 6, 1990 among CHI, Seller, RC and KO. Purchaser is not assuming, and shall not be responsible or liable for or bound by, any liabilities or obligations of Seller or any nature or kind (whether arising under the Subject Agreements or otherwise). Purchaser shall, however, become a party to the Stockholder Agreement.

        3. Purchase Price. In full consideration for the Shares and the assignment of rights pursuant to paragraph 2, Purchaser hereby pays to Seller an aggregate purchase price of $24,408,487, by the issuance to Seller of a promissory note of Purchaser in that amount, in the form of Exhibit A hereto. The purchase price shall be allocated among the Shares as shown on Schedule 1 hereto.

        4. Representations and Warranties of Seller. Seller hereby represents, warrants and agrees that:


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                a.      Seller is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware.

                b. The Shares constitute all of the issued and outstanding shares of capital stock of each of the corporations listed on Schedule 1 hereto, except as otherwise disclosed on such Schedule. All of the Shares are duly authorized, validly issued and outstanding, fully paid and nonassessable. Seller is the record and beneficial owner of the Shares, free and clear of any and all liens, security interests, claims and encumbrances, except as disclosed on Schedule 1. There is no existing option, warrant or other agreement requiring the issuance or sale of any additional shares of stock or other securities of any of the Subject Companies, except as disclosed on Schedule 1.

                c. Seller has the full right, power and authority to enter into and perform this Agreement. Seller's execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Seller. This Agreement has been duly executed and delivered by Seller, and constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms.

                d. The authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, do not (1) violate any of the provisions of Seller's certificate of incorporation or bylaws,

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(2) violate, conflict with, result in a breach of, constitute a default under, or require any notice or consent under, any terms or provisions of any agreement to which Seller is a party or is bound or any of its assets or business is subject (except where appropriate notices have been given or consents or waivers have been obtained) or (3) violate, conflict with, result in a breach of, or require any notice, filing or consent under, any statute, rule, regulation or other provision of law, or any order, judgment or other direction of a court or other tribunal, applicable to Seller (other than post-closing informational reports which will be filed).

        e. Attached hereto as Schedule 2 is a list of all material loan agreements to which any of the Subject Companies, or any limited partnership of which any of the Subject Companies is a general partner, is a party or is subject.

        5. Representations and Warranties of Purchaser. Purchaser hereby represents, warrants and agrees that:

        a. Purchaser is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

        b. Purchaser has the full right, power and authority to enter into and perform this Agreement. Purchaser's execution, delivery and performance of this Agreement have been duly authorized by all necessary partnership action of Purchaser. This Agreement has been duly executed and delivered by Purchaser



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and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

                c. The authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, do not (1) violate any of the provisions of Purchaser's agreement or certificate of limited partnership, (2) violate, conflict with, result in a breach of, constitute a default under, or require any notice or consent under, any terms or provisions of any agreement to which Purchaser is a party or is bound or any of its assets or business is subject (except where appropriate notices have been given or consents or waivers have been obtained) or (3) violate, conflict with, result in a breach of, or require any notice, filing or consent under, any statute, rule, regulation or other provision of law, or any order, judgment or other direction of a court or other tribunal, applicable to Purchaser (other than post-closing informational reports which will be filed).

        6. Promissory Notes. Seller heretofore has contributed demand promissory notes to the capital of certain of the Subject Companies, as shown on Schedule 3 hereto. Concurrently herewith, Purchaser shall contribute substantially identical demand promissory notes to such Companies, and immediately thereafter, Purchaser and Seller shall cause the promissory notes contributed by Seller to be cancelled and returned to Seller.

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     7. Certain Loans. Seller heretofore has loaned certain amounts to Centeq
Holdings Inc. and Centeq Development Inc. (the "Seller-Centeq Loans"), and Purchaser heretofore has loaned like amounts to Seller (the "Purchaser-Seller Loans"), as shown on Schedule 4 hereto. Seller hereby transfers all of its rights under the Seller-Centeq Loans (including any related agreements or promissory notes) to Purchaser, in repayment of the entire outstanding principal amount of the Purchaser-Seller Loans. Accrued interest on the Purchaser-Seller Loans shall remain outstanding, and shall be due on demand by Purchaser.

     8. Further Assurances. The parties shall cooperate and take such actions, and execute such other documents, as either reasonably may request in order to carry out the provisions and purpose of this Agreement.

     9. Entire Agreement. This Agreement sets forth the parties' final and entire agreement, and supersedes any and all prior understandings and agreements, with respect to its subject matter. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, change or waiver is sought. The headings in this Agreement are for convenience of reference only, and shall not affect in any way the meaning or interpretation of the Agreement.


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        10.     Successors. This Agreement is solely for the benefit of, and shall be binding upon, Purchaser and Seller and their respective permitted successors and assigns. No party may assign this Agreement or any right hereunder, or delegate any duty hereunder, without the prior written consent of the other party. This Agreement shall not inure to the benefit of, or be enforceable by, any third party.

        11. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York (without reference to its rules as to conflicts of law).

        IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                         HYPERION PARTNERS L.P.

                                         By: HYPERION VENTURES L.P.,
                                               its General Partner

                                             By: LSR HYPERION CORP.,
                                                   a General Partner

                                                 By: /s/ Lewis S. Ranieri
                                                     -------------------------
                                                     President


                                                 HYPERION HOLDINGS INC.


                                                 By: /s/ Salvatore A. Ranieri
                                                     -------------------------
                                                     Vice President



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                                                                      EXHIBIT A

                                PROMISSORY NOTE

$24,408,487                                                  NEW YORK, NEW YORK
                                                               JANUARY 15, 1993

        FOR VALUE RECEIVED, the undersigned HYPERION PARTNERS L.P., a Delaware limited partnership (the "Maker"), hereby promises to pay to the order of HYPERION HOLDINGS, INC., a Delaware corporation (the "Payee"), the principal amount of TWENTY-FOUR MILLION FOUR HUNDRED EIGHT THOUSAND FOUR HUNDRED EIGHTY-SEVEN DOLLARS ($24,408,487), in one payment on the third anniversary of the date hereof. This Note bears interest from the date hereof on the unpaid principal amount thereof at the rate of 4.37% per annum, payable annually, on each anniversary of the date hereof (or, if not a business day, on the next preceding business day) and at maturity. Interest shall be computed for the actual number of days principal is unpaid, on the basis of a 365 day year. Each payment under this Note shall be applied first to the payment of interest on the unpaid balance and the remainder thereof to the payment of principal.

        1. PAYMENTS. Payments of principal and interest shall be made at the office of the Payee, at 520 Madison Avenue, New York, New York 10022, or at such other place in New York, New York as the holder hereof may direct, in lawful money of the United States of America. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration
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or otherwise, shall bear interest from the fifth day after due until said principal amount is paid in full, payable on demand, at the rate of 9% per annum (but in no event to exceed the maximum rate permitted by applicable provisions of law). Full or partial prepayment of this Note is permitted at any time without penalty.

        2. Stock Purchase Agreement. This Note has been issued pursuant to a certain Stock Purchase Agreement dated the date hereof between the Maker and the Payee (the "Stock Purchase Agreement").

        3. Default. If any of the following events ("Events of Default") shall occur:

           (a) The Maker shall fail to pay the principal of, or interest on, this Note, when and as such principal or interest shall be due and payable, and such non-payment shall continue unremedied for a period of ten days after written notice;

           (b) Any representation or warranty made by the Maker in the Stock Purchase Agreement shall prove to have been incorrect in any material respect on or as of the date made;

           (c) The Maker shall fail to perform or observe in any material respect any other term, covenant or agreement contained in the Stock Purchase Agreement on its part to be observed or performed, and such failure shall remain unremedied for 15 days after written notice;

           (d) An event of default (or an event which, with the passage of time or the giving of notice or both, would constitute an event of default) shall occur under any other indebtedness of the Maker for borrowed money in an amount in excess of $1,000,000;

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                (e) The Maker (i) shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or shall petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; or (v) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application, or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or

                (f) The Maker shall sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person, or merge or consolidate with any person (except, in the case of a merger, if the Maker is the surviving entity);

then, and in any such event, the holder of this Note may, by notice to the Maker, declare this Note, all interest hereon, and all other amounts payable hereunder to be forthwith due and payable, whereupon this Note, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Maker. The Maker

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agrees to pay all costs and expenses of collection and enforcement, including without limitation reasonable attorneys' fees and expenses.

        4. Substitute Notes. Upon (i) receipt by the Maker of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation hereof, or upon (ii) the request of the holder of this Note upon surrender hereof, the Maker shall execute and deliver in lieu hereof, a new Note or Notes, payable to the order of the holder or such persons as the holder may request and in a principal amount equal to the unpaid principal amount hereof, which shall be dated and bear interest from the date to which interest has theretofore been paid hereon. Each such Note shall in all other respects be in the same form and be treated the same as this Note and all references herein to this Note shall apply to each such Note.

        5. Miscellaneous.

        (a) All notices and other communications in respect of this Note shall be in writing and mailed or delivered, if to the Maker, at its address at 520 Madison Avenue, New York, New York 10022, and if to the Payee, at its address at 520 Madison Avenue, New York, New York 10022; or as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, be effective five days after deposited in the mails.

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        (b)  This Note shall be binding upon the Maker, its successors and assigns, and inure to the benefit of the Payee and its successors and assigns.

        (c) No amendment, modification, termination or waiver of any provision hereof shall in any event be effective unless the same shall be in writing and signed by the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        (d) No failure on the part of the holder to exercise, and no delay in exercising, any right, power or remedy shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for herein are cumulative and not exclusive of any remedies provided by law.

        (e) This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

        (f) Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforce-


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ability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.



                                                HYPERION PARTNERS L.P.

                                                By: Hyperion Ventures L.P.,
                                                      its General Partner

                                                    By: _______ Hyperion Corp.,
                                                          a General Partner



                                                        By: __________________